UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 3, 2022

ConocoPhillips

(Exact name of registrant as specified in its charter)

Delaware	001-32395	01-0562944
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

925 N. Eldridge Parkway
Houston, Texas 77079

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 293-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $.01 Par Value	COP	New York Stock Exchange
7% Debentures due 2029	CUSIP – 718507BK1	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 5.02               DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On November 3, 2022, the Board of Directors of ConocoPhillips (the “Company”) approved the following changes to the Company’s senior management, which will be effective November 7, 2022:

●	Kontessa S. Haynes-Welsh, currently Chief Accounting Officer, will become vice president and Treasurer.

●	Christopher P. Delk, currently vice president and General Tax Counsel of the Company, will become vice president, Controller and General Tax Counsel.

Mr. Delk, age 52, served as vice president and General Tax Counsel of the Company since July 2015. Prior to serving as vice president and General Tax Counsel, Mr. Delk spent over 11 years in tax and accounting positions of increasing responsibility at the Company, including Tax Counsel from May 2012 until July 2015, Corporate Tax Counsel from May 2010 until May 2012, Manager, International Tax Compliance, from March 2010 until May 2010, Manager, IRS Audit from July 2008 until March 2010, Counsel, Taxation, from September 2006 until July 2008, Senior Tax Specialist from June 2005 until September 2006, and Tax Accountant from September 2004 until June 2005. There is no arrangement or understanding between Mr. Delk and any other person pursuant to which Mr. Delk was appointed as vice president, Controller and General Tax Counsel. There are no family relationships between Mr. Delk and any of the Company’s directors or executive officers. There have been no related party transactions involving Mr. Delk (or any of his immediate family members) during the period since December 31, 2020.

Mr. Delk will participate in the compensation programs described under “Compensation Discussion and Analysis” beginning on page 64 of ConocoPhillips’ Proxy Statement relating to its 2022 Annual Meeting of Stockholders, as filed with the SEC on May 28, 2022, which description is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONOCOPHILLIPS

/s/ Shannon B. Kinney
Shannon B. Kinney Deputy General Counsel, Chief Compliance Officer and Corporate Secretary

November 3, 2022